Exhibit 10.9

[Letterhead of Hauser, Inc.]

AMENDMENT TO AGREEMENT TO PROVIDE SERVICES

RECITALS:

WHEREAS,  Hauser, Inc., a Delaware corporation (the “Company”), Thomas Hanlon Associates (the “Contractor”) and Thomas W. Hanlon (“Hanlon”) had entered into AGREEMENT TO PROVIDE SERVICES, dated as of the 12th day of July, 2001 (“Agreement”) and:

WHEREAS,  (the “Company”), (the “Contractor”) and (“Hanlon”) desire to amend this Agreement effective July 12, 2002;

NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, it is hereby agreed as follows:

SECTION 1 is amended to reflect termination on July 12, 2003.

SECTION 6 C (i) 1 is replaced in its entirety by the following:

 If to the Contractor, at 3712 South Sea Breeze, Santa Ana, CA 90704 (facsimile: (714) 545-4252), or at such other address or facsimile number as the Contractor may have furnished the Company in writing, or

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the day and year first above written.

HAUSER, INC.

By:	/s/ Kenneth C. Cleveland
Name: Kenneth C. Cleveland
Title: President and Chief
Executive Officer

THOMAS HANLON ASSOCIATES

By:	/s/ Thomas W. Hanlon
Name: Thomas W. Hanlon